UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 27, 2008

Date of Report (Date of earliest event reported)

REGENERX BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15070	52-1253406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center, Suite 630, Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-1992

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition

The following information and exhibit are furnished pursuant to Item 2.02(a), “Results of Operations and Financial Condition.”  This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. On March 28, 2008, RegeneRx Biopharmaceuticals, Inc. (the “Company”) issued a press release (the “Press Release”) setting forth the Company’s results from operations for the fourth fiscal quarter and twelve months ended December 31, 2007 and financial condition as of December 31, 2007. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 27, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”) approved the 2008 employee bonus plan (the “Plan”) subject to the approval, by the Committee, of certain corporate performance milestones (the “Milestones”) to be used in connection with the administration of the performance-based portion of the Plan.  Thirty-percent of any bonus awarded under the Plan will be awarded on a fully discretionary basis.  Seventy-percent of any bonus awarded under the Plan will be awarded based upon the achievement of the Milestones, which are generally related to the conduct of the Company’s ongoing clinical trials but may include other corporate achievements.  These Milestones will be adopted by the Committee at a future date and no awards shall be made under the Plan until such Milestones have been approved.  All of the Company’s employees and executive officers as well as Dr. Allan Goldstein, its Chief Scientific Advisor and Board Chairman, shall be eligible to participate in the Plan, provided that such participant is employed, or, in the case of Dr. Goldstein, engaged as an advisor by the Company as of December 31, 2008.  With respect to each of our officers and Dr. Goldstein the maximum of bonus that may be awarded under the Plan is equal to twenty percent of the participant’s base salary in 2008.

Item 7.01                                             Regulation FD Disclosure.

The disclosure contained in Item 2.02 is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                                                                  Exhibits

99.1                                                                           Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERX BIOPHARMACEUTICALS, INC.
By:	/s/ J.J. FINKELSTEIN
J.J. Finkelstein
President and Chief Executive Officer

Date: April 1, 2008

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